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                                                                      Exhibit 24

                                POWER OF ATTORNEY

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                                      Re:   Fabri-Centers of America, Inc.
                                            Commission File No. 1-6695
                                            Registration Statement of Form S-8
                                            (1990 Employees Stock Option and
                                            Stock Appreciation Rights Plan)

Gentlemen:

   The undersigned directors and officers of Fabri-Centers of America, Inc., an Ohio corporation which proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission with respect to 750,000 shares of Common Stock, without par value, of the Company to be offered pursuant to the terms of the Fabri-Centers of America, Inc. 1990 Employees Stock Option and Stock Appreciation Rights Plan, hereby constitute and appoint Alan Rosskamm and Robert Norton, and each of them, as their attorney, with full power of substitution and resubstitution, for and in their name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to assure compliance by the person signing with the Form S-8 Registration Statement filing requirements. The authority confirmed herein shall remain in effect as to each of the undersigned until such time as Securities and Exchange Commission shall receive from such person a written communication terminating or modifying the authority.

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                                                       Date                                                                Date
                                                      ------                                                              ------
/s/ Alan Rosskamm                                     6/8/95              /s/ Scott Cowen                                 6/8/95
- -----------------------                               ------              -------------------                             ------
Alan Rosskamm                                                             Scott Cowen

/s/ Robert Norton                                     6/8/95              /s/ Ira Gumberg                                 6/8/95
- -----------------------                               ------              -------------------                             ------
Robert Norton                                                             Ira Gumberg

/s/ Betty Rosskamm                                    6/8/95              /s/ Samuel Krasney                              6/8/95
- -----------------------                               ------              -------------------                             ------
Betty Rosskamm                                                            Samuel Krasney

/s/ Alma Zimmerman                                    6/8/95              /s/ Frank Newman                                6/8/95
- -----------------------                               ------              -------------------                             ------
Alma Zimmerman                                                            Frank Newman
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